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DATED                               25th MARCH                             1999
--------------------------------------------------------------------------------



1.   IVYGROVE DEVELOPMENTS LIMITED (Landlord)

2.   NEXSAN TECHNOLOGIES LIMITED (Tenant)




                  Counterpart/


                                    L E A S E
                                    ---------


                                       of


       Premises:  Unit 6, Eastside Park, East Service Road, Raynesway, Derby.

       Contractual Term: 6 years.

       Initial Rent:  British Pound 15,000.00 per annum.

       Review Date: In the year 2001.






                             FLINT, BISHOP & BARNETT
                                   SOLICITORS
                                      DERBY







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                                INDEX TO CLAUSES
                                ----------------


1.       Definitions and Interpretation

2.       The letting terms

3.       Tenant's covenants

4.       Provisos

5.       Landlord's covenants

6.       Obligations in Schedules to this Lease

7.       Break Clause

8.       Expert Determination

9.       Legal fees

10.      Stamp duty certificate

11.      Covenant status of Lease

Schedule 1 - Description of the Premises, rights and reservations

Schedule 2 - Rent reviews

Schedule 3 - Insurance provisions

Schedule 4 - Form of guarantee on Assignment



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     DATE: 25TH day of March 1999

     PARTIES:-

     (1) The Landlord: IVYGROVE DEVELOPMENTS LIMITED whose registered office is at Racecourse Industrial Park Mansfield Road Derby DE21 4SX

     (2) The Tenant: NEXSAN TECHNOLOGIES LIMITED whose registered office is at 102 Friar Gate Derby DE1 1FH

     OPERATIVE PROVISIONS

1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

     In this Lease where the context so allows:

          "BUILDING" means the building of which the Premises form part edged blue on the plan annexed hereto and refers to each and every part of the Building and the car park service or loading area service road and any other areas the use and enjoyment of which is appurtenant to the Building whether or not within the structure of the Building

          "COMMON PARTS" means those parts of the site to be used in common by any of the Tenant, other tenants and occupiers of the site, the Landlord, and those properly authorised or permitted by them to do so, and "Common Parts" includes (but without limitation) the courtyards, external paviours, service areas, roadway, turning area, main entrance and other such amenities, but excludes any such parts as may be within the Premises;

          "CONDUCTING MEDIA" means any of the drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, pipes, cables, wires and mains

          "INSURED RISKS" has the meaning given to it in Schedule 3

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          "INTEREST" means interest at the rate of 4 per cent over the base rate of Midland Bank Plc for the time being and from time to time (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate cases to be published, compounded at quarterly rests on 31st March, 30th June, 30th September and 31st December in each year

          "LANDLORD" includes all persons from time to time entitled to the immediate reversion to this Lease

          "LEASE" includes any documents supplemental to this Lease

          "MEASURING CODE" means the Code of Measuring Practice (Fourth Edition RICS/ISVA 1993)

          "OUTGOINGS" means in relation to the Premises all non-domestic rates, water rates, water charges and all existing and future rates, taxes, charges, assessments, impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time be payable, charged or assessed on property or the owner or occupier of property, but "taxes" in this context does not include Value Added Tax, nor any taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal of the interest in immediate reversion to this Lease

          "PREMISES" means the property described in Part 1, Schedule 1 and refers to each and every part of the Premises and includes:-

          (1) the inside and outside of the windows and other lights and the frames, glass, equipment and fitments relating to windows and lights of the Premises but excluding the glass panels in the roof;

          (2) the doors, door frames equipment, fitments and any glass relating to the doors of the Premises;

          (3) the internal plaster or other surfaces of load bearing walls and columns within the Premises and of walls which form boundaries of the Premises;

          (4)  non-load bearing walls within the Premises;


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          (5)  the external sheeting to the load bearing walls and the flooring;

          (6) the plaster or other surfaces of the ceilings and false ceilings within the premises and the voids between the ceilings and false ceilings;

          (7) appurtenances, fixtures, fittings and rights granted by this Lease and improvements and additions made to, and fixtures fittings and appurtenances in, the Premises but excludes the structural parts loadbearing framework, roof, foundations, and external walls as opposed to sheeting, and the Conducting Media and machinery and plant within

          "TENANT" includes the Tenant's successors in title and assigns in whom this Lease may for the time being be vested;

          "TERM" means the term of years granted by this Lease;

          "UNSECURED UNDERLETTING" means an underletting of the whole or part of the Premises in relation to which the underlessor and the underlessee have agreed to exclude the provisions of Section 24 to 28 of the Landlord and Tenant Act 1954 and their agreement to do so has been duly authorized beforehand by the Court

     1.2  INTERPRETATION OF RESTRICTIONS AND LIABILITY

          1.2.1 Where the Tenant is placed under a restriction in this Lease, the restriction includes the obligation on the Tenant not to permit or allow the infringement of the restriction by any person

          1.2.2 References to "liability" include, where the context allows, claims, demands, proceedings, damages, losses, costs and expenses


     1.3  CLAUSES AND CLAUSE HEADINGS

          1.3.1 The clause and paragraph headings in this Lease are for ease of reference only and are not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer


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          1.3.2     Unless the context otherwise requires, references

                    1.3.2.1 to numbered clauses and Schedules are references to the relevant clause in or Schedule to this Lease; and

                    1.3.2.2 in any Schedule to a numbered paragraph are references to the relevant paragraphs in that Schedule

     1.4  SINGULAR AND PLURAL MEANINGS

     Words in this Lease importing the singular meaning, where the context so allows, include the plural meaning and vice versa

     1.5  STATUES AND STATUTORY INSTRUMENTS

     References in this Lease to any statutes or statutory instruments include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time in force, and references to a statute include statutory instruments and regulations made pursuant to them

     1.6  GENDER

     Words in this Lease importing any one gender include both other genders and may be used interchangeably, and words denoting natural persons where the context so allows include corporations and vice versa

     1.7  JOINT AND SEVERAL OBLIGATIONS

     At any time that the party of the second part to this Lease is two or more persons the expression "the Tenant" include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or by the Tenant are to be treated as made with or by such individuals jointly and severally

2    THE LETTING TERMS

     In consideration of the rent reserved by and the covenants in this Lease:-

     2.1  the Landlord LETS with Full Title Guarantee to the Tenant:

          2.1.1     ALL the Premises;

          2.1.2     TOGETHER with the rights set out in Schedule 1 Part 2; and

          2.1.3 EXCEPT AND RESERVED to the Landlord the rights set out in Schedule Part 3;


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     2.2  for the TERM of Six years commencing on 25th March 1999, determinable as provided by this Lease subject to the Encumbrances; and

     2.3  the Tenant PAYING during the Term:

          2.3.1 the yearly rent of FIFTEEN THOUSAND POUNDS inclusive of V.A.T. (subject to clause 2.3.4 hereof and subject to revision under Schedule 2) by equal quarterly payments in advance on the usual quarter days in every year the first (or a proportionate part) of such payments in respect of the period commencing on the _______________ and ending on the quarter day to be made on the grant of this Lease;

          2.3.2     as additional rent the monies payable by the Tenant under
                    Schedule 3 commencing on 25th March 1999; and

          2.3.3 as additional rent any Value Added Tax chargeable on the rent and additional rent reserved in Clauses 2.3.1 and 2.3.2

          2.3.4 the electricity supply for the premises shall be sub-metered and charged accordingly by the Landlord either monthly or quarterly to suit.


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3    TENANT'S COVENANTS

     The Tenant covenants with the Landlord during the Term and any extension by statute of the tenancy created by this Lease as follows:-

     3.1  RENT

          3.1.1 To pay the yearly rent reserved by this Lease, free from any deductions and rights of set-off, at the times and in the manner required in clause 2.3.1 and by means of a Standing Order to the Tenant's bankers

          3.1.2 To pay the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them

     3.2. INTEREST

          3.2.1 To pay Interest on so much of the rents, reviewed rents, and other monies payable under this Lease as remain unpaid fourteen days after they have become due from the date that they became due until the payment is made to the Landlord


          3.2.2 To pay Interest under Clause 3.2.1 for any period during which the Landlord properly refuses to accept the tender of payment because of an unremedied breach of covenant of the Tenant

     3.3  OUTGOINGS AND CONTRIBUTIONS

          3.3.1.    To pay Outgoings;

          3.3.2 To refund to the Landlord on demand (where Outgoings relate to the whole or part of the Building or other property including the Premises) a fair and proper proportion attributable to the Premises, such proportion to be conclusively determined by the Landlord or the Landlord's Surveyor

          3.3.3 To reimburse the Landlord for loss of relief from non-domestic rate of unoccupied property which would have been available to the Landlord in respect of vacancy of the Premises after the termination of this Lease but for the allowance of relief to the Tenant or any other person formerly in occupation of the Premises for vacancy commencing before the termination of this Lease



                                       6
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          3.3.4     To pay electricity consumed on the premises which shall be sub-metered and charged accordingly by the Landlord every quarter period.

          3.3.5 To pay to the Landlord on demand a fair and proper proportion of the expense of repairing and maintaining any party walls

     3.4. REPAIR

     Well and substantially to repair maintain and clean the Premises and to keep the Premises in good and substantial repair maintained and in clean condition (except in respect of damage by Insured Risks as allowed in Schedule 3) PROVIDED THAT the Tenants shall not


     3.5  DECORATIONS

          3.5.1 To decorate the inside of the Premises in the last three months of the Term (howsoever determined) with two coats of good quality paint or good quality polish, and with paper for those parts normally papered, or other suitable and appropriate materials of good quality, in a workmanlike manner (such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably require)

          3.5.2 Not without the consent of the Landlord to alter cover up or change any part of the architectural decorations or the external colour of the Premises

     3.6  LANDLORD'S RIGHT OF INSPECTION AND RIGHT OF REPAIR

          3.6.1 To permit the Landlord and its employees or agents at all reasonable times to enter into inspect and view the Premises and examine their condition and also to take a schedule of fixtures in the Premises

          3.6.2 If any breach of covenant, defects, disrepair, removal of fixtures or unauthorized alterations or additions are found on inspection for which the Tenant is liable, then, on notice from


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                    the Landlord, to execute to the reasonable satisfaction of the Landlord or its Surveyor all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice

          3.6.3 If the Tenant fails to comply with a notice under clause 3.6.2, the Landlord may itself or by its workpeople or agents enter the Premises and execute the repairs works replacement or removals

          3.6.4 To pay to the Landlord on demand all expenses so incurred under clause 3.6.3 (such expenses and any Interest on them to be recoverable as if they were rent in arrear)

     3.7  YIELD UP IN REPAIR AT THE END OF THE TERM

     At the termination of this Lease or at such later time as Landlord recovers possession of the Premises from the Tenant:

          3.7.1 quietly to yield up the Premises (with all additions and improvements to the Premises and all fixtures in the Premises, other than tenant's fixtures which the Tenant may be entitled to remove) repaired, maintained, cleaned, decorated and kept in accordance with the Tenant's Covenants in this Lease (except in respect of damage by Insured Risks as allowed in Schedule 3);

          3.7.2 if so requested by the Landlord, to remove from the Premises all the Tenant's belongings - that is to say trade fixtures and fittings and all notices, notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Premises under the Tenant) or its business; and

          3.7.3 to make good to the satisfaction of the Landlord all damage to the Premises and the Building resulting from the removal of the Tenant's belongings from the Premises


     3.8  LANDLORDS RIGHT OF RE-ENTRY FOR REPAIRS ETC.

          3.8.1     To permit the Landlord or other owners, tenants or occupiers



                                       8
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                    of the Building or any adjoining or neighbouring property
                    and their respective agents, workmen and employees to enter the Premises at reasonable times, after giving to the Tenant written notice (except in emergency):

                    3.8.1.1 to alter, maintain or repair the Building or the adjoining premises or property of the Landlord or person so entering; or

                    3.8.1.2 to construct, alter, maintain, repair or fix anything or additional thing serving such property and running through or on the Premises; or

                    3.8.1.3 to comply with an obligation to any third party having legal rights over the Building the Premises; or

                    3.8.1.4 in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease; or

                    3.8.1.5 in connection with the development of the remainder of the Building or any adjoining or neighbouring land or premises including the right to build on or into or in prolongation of any boundary wall of the Premises -

                    without payment of compensation for any nuisance annoyance inconvenience or damage caused to the Tenant, subject to the Landlord (or other person so entering) exercising the right in a reasonable manner and making good any damage caused to the Premises without unreasonable delay

          3.8.2 On becoming aware of any defects in the Building, which are "relevant defects" for the purposes of Section 4 of the Defective Premises Act 1972, to give notice of them to the Landlord



                                       9
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     3.9  ALTERATIONS

          3.9.1 Not to make any alterations or additions to or affecting the structure or exterior of the Premises, or the appearance of the Premises as seen from the exterior

          3.9.2 Not without the consent of the Landlord such consent not to be unreasonably withheld or delayed to make any other alterations or additions to the Premises (but the erection, alteration or removal by the Tenant of internal demountable partitioning, and consequential adjustments of ducting, ceiling tiles, light fittings and wiring is authorized without such consent if the plans of the partitions (or details of the alteration or removal of partitioning) are immediately deposited with the Landlord)

          3.9.3 On the termination of this Lease, to the extent required by the Landlord, to reinstate the Premises to the condition in which they were in at the grant of this Lease, such reinstatement to be carried out under the supervision and to the reasonable satisfaction of the Landlord or the Landlord's Surveyor

          3.9.4 To procure that any alterations or additions to the Premises permitted by the Landlord under Clause 3.9.2 be carried out only by a contractor approved by the Landlord (such approval not to be unreasonably withheld)

     3.10 ALIENATION

          3.10.1 Not to assign or charge or underlet part only of the Premises.

          3.10.2 Not to assign or charge the whole of this Lease without the consent of the Landlord but, subject to the operation of the following provisions of this clause 3.10.2, such consent is not to be unreasonably withheld;

                    3.10.2.1 The Landlord may withhold its consent to the application by the Tenant for licence to assign this Lease:

                              3.10.2.1.1 if at the time of the assignment, there are arrears of rents or other monies due to the Landlord or the Tenant has not


                                       10
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                                          substantially observed and performed
                                          the covenants on the part of the
                                          Tenant herein contained; or

                              3.10.2.1.2  unless the Tenant gives to the
                                          Landlord a guarantee in the form in
                                          Schedule 4; or

                              3.10.2.1.3 if the Tenant fails to demonstrate to the satisfaction of the Landlord (acting reasonably) that the proposed assignee is responsible and respectable and will be able to pay the rent and meet the other outgoings and liabilities arising under the Lease; or

                              3.10.2.1.4 unless any proposed assignee covenants by deed with the Landlord to pay the rents reserved by this Lease and to observe and perform all the covenants on the part of the Lessee and conditions in this Lease during the Term until released by virtue of the Landlord and Tenant (Covenants) Act 1995; or

                              3.10.2.1.5 unless (where it is reasonable so to require) the proposed assignee is able to procure (in addition to the guarantee provided by the Tenant and the Surety under the provisions of clause 3.10.2.1.2) a guarantee of the covenants of the assignee from a guarantor who is reasonably acceptable to the Landlord in the form in
                                          Schedule 4; or

                              3.10.2.1.6  if it is otherwise reasonable to do so

                    3.10.2.2 The conditions and criteria in clause 3.10.2.1 are specified for the purposes of Section 19 (1A) of the Landlord and Tenant Act 1927


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          3.10.3    Not to underlet the whole of the Premises without the
                    consent of the Landlord (such consent not to be unreasonably withheld or delayed)

          3.10.4 On the grant of an underlease, to obtain covenants by deed from the underlesseee direct with the Landlord in such form as the Landlord may require that the underlessee will:

                    3.10.4.1 not assign, sub-underlet or charge part only of the premises underlet;

                    3.10.4.2 not part with or share possession or occupation of the whole or any part of the premises underlet nor grant to third parties rights over them otherwise than by a permitted assignment or sub-underletting;

                    3.10.4.3 not assign, charge or sub-underlet the whole of the premises without obtaining the previous consent of the Landlord under this Lease;

                    3.10.4.4 provide for the inclusion in any sub-underleases granted out of the underlease (whether immediate or mediate) of covenants to the same effect as those contained in these clauses 3.10.4 and clause 3.10.5

          3.10.5    On the grant of any underlease:-

                    3.10.5.1 to include provisions for the revision of the rent reserved by the underlease in an upward only direction to correspond in time and effect with the provisions for the revision of rent in this Lease;

                    3.10.5.2  not to reserve or take a premium or fine;

                    3.10.5.3 to reserve a rent which is the greater of the market rent as at the time of the grant of the underlease (assessed in accordance with the

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                              principles in Schedule 2) or the proportionate
                              part of the market rent of the Premises where only part of the Premises is underlet (such part of the market rent to be approved by the Landlord); and

                    3.10.5.4 to include such covenants of the underlessee as are not inconsistent with or impair the due performance and observance of the covenants of the Tenant in this Lease

          3.10.6 Not to underlet the whole or any part of the Premises otherwise than by way of Unsecured Underletting

          3.10.7 Not otherwise than by assignment or underletting permitted under this clause 3.10 to:

                    3.10.7.1 part with or share possession or occupation of the whole or any part of the Premises; or

                    3.10.7.2 grant to third parties any rights over the Premises

          3.10.8 The preceding provisions of this clause 3.10 do not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Premises to or with any member of a group of companies of which the Tenant is itself a member if:

                    3.10.8.1 the interest in the Premises so created is and remains no more than a tenancy-at-will; and

                    3.10.8.2 the possession, occupation or subdivision are immediately determined if the Tenant and the relevant member cease for any reason whatsoever to be members of the same group of companies;

                    and for this purpose two companies are members of a group if, and only if, one is a subsidiary of the other or both are subsidiaries of a third company, "subsidiary" having the

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                    meaning given to it by Section 736 of the Companies Act 1985

     3.11 REGISTRATION OF DISPOSITIONS OF THIS LEASE

          To produce to and leave with the Solicitors of the Landlord the document effecting the disposition (and in each case a certified copy for retention by the Landlord) within one month after any disposition of this Lease or the Premises (a "disposition" being an assignment, charge, transfer, underlease, assignment or surrender of any underlease, or on any transmission by death or otherwise documentary evidence of devolution affecting the Premises), and on each occasion to pay to the Solicitors such fee as they may reasonably require for the registration

     3.12 ENFORCEMENT OF UNDERLEASES

          3.1.2.1 Not without the consent of the Landlord to vary the terms, or waive the benefit, of any covenant of the underlessee or condition in an underlease of the Premises

          3.12.2 Diligently to enforce the covenants of the underlessee and the conditions in an underlease of the Premises

          3.12.3 Not without the consent of the Landlord accept any sum or payment in kind by way of commutation of the rent payable by an underlessee of the Premises

     3.13 USER

          3.13.1 Not without the consent of the Landlord to use the Premises other than as B1, B2 or B8 use

          3.13.2 Nothing in this Lease implies or is to be treated as a warranty to the effect that the use of the Premises for those purposes is in compliance with all town planning laws and regulations now or from time to time in force

     3.14 RESTRICTIONS AFFECTING USE OF THE PREMISES

          3.14.1 Not to erect nor install in the Premises any engine, furnace, plant or machinery which causes noise fumes or vibration which can be heard smelled or felt outside the Premises

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          3.14.2    Not to store in the Premises any petrol or other specially inflammable explosive or combustible substance

          3.14.3 Not to use the Premises for any noxious, noisy or offensive trade or business or for any illegal or immoral act or purpose

          3.14.4    Not to hold any sales by auction on the Premises

          3.14.5 Not to hold in or on the Premises any exhibition public meeting or public entertainment

          3.14.6 Not to permit any vocal or instrumental music in the Premises so that it can be heard outside the Premises

          3.14.7 Not to permit livestock of any kind to be kept on the Premises

          3.14.8 Not to do in the Premises which may be or grow to be a nuisance, annoyance, disturbance, inconvenience or damage to the Landlord or its other tenants of the Building or to the owners tenants and occupiers of adjoining and neighbouring properties

          3.14.9 Not to load or use the floors, walls, ceilings, or structure of the Premises so as to cause strain damage or interference with the structural parts, loadbearing framework, roof, foundations, joists and external walls of the Premises

          3.14.10 Not to do or omit to do anything which may interfere with or which imposes an additional loading on any ventilation, heating, air conditioning or other plant or machinery serving the Premises

          3.14.11   Not to use the Premises as a betting shop or betting office

          3.14.12 Not to use the Premises for the sale of alcoholic liquor for consumption either on or off the Premises

          3.14.13 Not to allow any person to sleep in the Premises nor to use the Premises for residential purposes

          3.14.14 Not at any time to place in the Common Parts any goods, mats, trade empties, rubbish or other obstruction

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          3.14.15   Not to accumulate trade empties upon the Premises

          3.14.16 Not to place leave or install any articles merchandise goods or other things in front of or elsewhere outside the Premises

          3.14.17 Not to permit the drains to be obstructed by oil grease or other deleterious matter, but to keep thoroughly cleaned the Premises and the drains serving the Premises as often as may be necessary

          3.14.18 Not to use any portion of the access roads or service area for the parking of vehicles otherwise than during the course of loading and unloading nor to carry out any repairs or maintenance to vehicles on the access roads or service area

          3.14.19 To observe and perform or cause to be observed and performed the reasonable rules and regulations from time to time made by the Landlord in connection with the orderly and proper use of the Common Parts and the security of the Building and the whole of the site in the Landlord's ownership at Cotton Lane Derby

     3.15 ADVERTISEMENTS AND SIGNS

          3.15.1 Not to place of display on the exterior of the Premises or on the windows or inside the Premises so as to be visible from the exterior of the Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement other than:

                    3.15.1.1 a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor showing the Tenant's name and trade;

                    3.15.1.2 such other notices as the Landlord may in its discretion approve; and

                    3.15.1.3 normal window displays sale notices and price tickets attached and relating to the goods in the Premises (but not affixed to the window glass);

                    3.15.1.4  the name of the Tenant signwritten on the

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                              entrance doors of the Premises in a style and
                              manner approved by the Landlord or the Landlord's Surveyor; and

                    3.15.1.5 the name of the Tenant and any permitted sub-tenants displayed in the indicator board in the entrance lobby in the Building

          3.15.2 If any name, writing, notice, sign, placard, poster, sticker or advertisement is placed or displayed in breach of these provisions, to permit the Landlord to enter the Premises and remove such name, writing, notice, sign, placard, poster, sticker or advertisement, and to pay to the Landlord on demand the expenses of so doing

     3.16 COMPLIANCE WITH STATUTES ETC.

          3.16.1 Except where such liability may be expressly within the Landlord's covenants in this Lease to comply in all respects with the provisions of all statutes for the time being in force and requirements of any competent authority relating to the Premises or anything done in or upon them by the Tenant, and to keep the Landlord indemnified against liability in consequence of the Tenant's failure to comply with them

          3.16.2 In particular but without affecting the general operation of clause 3.16.1

                    3.16.2.1 to execute all works and do all things on or in respect of the Premises which are required under the Offices Shops and Railway Premises Act 1963;

                    3.16.2.2 to comply with all requirements under any present or future statute, order, by-law or regulation as to the use or occupation of or otherwise concerning the Premises;

                    3.16.2.3 to execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the Premises for which the Tenant is liable in accordance with this clause 3.16 and of which the Landlord has given notice to the Tenant;

                    and, if the Tenant shall not comply with clause 3.16.2.3, to permit the Landlord to enter the Premises to carry out such works, and to indemnify the Landlord on demand for the expenses of so doing (including surveyors' and other professional advisers' fees), such expenses and any Interest on them to be recoverable as if they were rent in arrear

     3.17 PLANNING PERMISSIONS

          3.17.1 Not without the consent of the Landlord to make any application under the Town and Country Planning Acts, as defined in the Town and Country Planning Act 1990, to any local planning authority for permission to develop, including change of use of, the Premises

          3.17.2 To indemnify the Landlord against any development charges, other charges and expenses payable in respect of such applications and to reimburse to the Landlord the costs it may properly incur in connection with such consent

          3.17.3 To keep the Landlord indemnified against any expense incurred in consequence of the use of the Premises reverting to that existing before the application was made

          3.17.4 Forthwith to give to the Landlord full particulars in writing of the grant of planning permission

          3.17.5 Not to implement any planning permission if the Landlord makes reasonable objection to any of the conditions subject to which it has been granted

     3.18 COMPLIANCE WITH TOWN PLANNING AND ENVIRONMENTAL REQUIREMENTS

          3.18.1 To perform and observe the requirements of statutes and regulations relating to town and country planning and environmental protection applying to the Premises, and to obtain any development or other consent permit or licence by reason of the development or manner of use of or on the Premises by the Tenant

          3.18.2 To keep the Landlord indemnified against liability by reason of the Tenant's failure to obtain any requisite development or other consent permit or licence or in complying with the requirements of statutes and regulations

          3.18.3 To give full particulars to the Landlord of any notice, or proposal for a notice, or order or proposal for an order, made given or issued to the Tenant under any statute or regulation relating to town and country planning, environmental protection or otherwise within seven days after the receipt of any such by the Tenant

          3.18.4 Forthwith to take all reasonable and necessary steps to comply with any such notice or order

          3.18.5 At the request and cost of the Landlord, to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such notice or order as the Landlord may consider expedient

     3.19 CLAIMS BY THIRD PARTIES

          3.19.1 To keep the Landlord indemnified against liability in respect of any accident, loss or damage to person or property in the Premises

          3.19.2 To keep the Landlord indemnified against liability of the Landlord to third parties by reason of breach by the Tenant of its obligations in this Lease

     3.20 EXPENSES OF LANDLORD

     To pay to the Landlord on demand all expenses (including solicitors' costs, bailiffs' fees and surveyors' and architects' fees) incurred by the Landlord:-

          3.20.1 incidental to or in proper contemplation of the preparation and service of a schedule of dilapidations during or after the termination of this Lease and/or a notice under Section 146 and 147 of the Law of Property Act 1925, even if forfeiture is avoided otherwise than by relief granted by the Court;

          3.20.2 in connection with or procuring the remedying of any breach of covenant on the part of the Tenant contained in this Lease including (without limitation) the recovery or attempted recovery of arrears of rent or additional rent due from the Tenant; and

          3.20.3 in connection with every application for any consent or approval made under this Lease whether or not consent or approval is given

     3.21 OBSTRUCTION OF WINDOWS OR LIGHTS AND EASEMENTS

          3.21.1 Not to stop up or obstruct any windows of the Premises or any other buildings belonging to the Landlord

          3.21.2 Not to permit any easement or similar right to be made or acquired into against or on the Premises

          3.21.3 Where any such easement or right is or is attempted to be acquired, immediately to give notice of the circumstances to the Landlord, and at the request and cost of the Landlord to adopt such course as it may reasonably require for preventing the acquisition of the easement or right to such easement

     3.22 CLEANING AND INSURANCE OF WINDOWS

          3.22.1    To keep clean the glass in the windows of the Premises

          3.22.2 To keep insured the glass in the windows of the Premises in the joint names of the Landlord and the Tenant in a sum equal to the full replacement cost against damage with an insurer of repute approved by the Landlord; and

          3.22.3 To lay out the monies received in respect of such insurance in replacement with glass of at least the same quality and thickness as before, and to make good any deficiency out of the Tenant's own resources

     3.23 VALUE ADDED TAX

          3.23.1 To pay value added tax on taxable supplies of goods and services made by the Landlord in connection with this Lease, the consideration for which is to be treated as exclusive of value added tax chargeable on the payment

          3.23.2 Where the Landlord is entitled under this Lease to recover from the Tenant the costs of goods and services supplied to the Landlord, but in respect of which the Landlord makes no taxable supply to the Tenant, to indemnify the Landlord against so much of the input tax on the cost for which the Landlord is not entitled to credit allowance under Section 26 of the Value Added Tax Act 1994

     3.24 NOTICE "TO-LET" AND "FOR SALE"

          3.24.1 To allow the Landlord or its agents to enter on the Premises at any time:

                    3.24.1.1 within six months next before the termination of this Lease to fix on the Premises a notice board for reletting the Premises; and

                    3.24.1.2 to fix on some part of the Premises a notice board for the sale of the interest of the Landlord

          3.24.2    Not to remove or obscure any such notice board

          3.24.3 To permit all persons authorised by the Landlord or its agents to view the Premises at reasonable hours without interruption in connection with any such letting or sale

4    PROVISOS

     THE PARTIES AGREE to the following provisos:-

     4.1  PROVISO FOR RE-ENTRY

          4.1.1 The Landlord may terminate this Lease by re-entering the Premises (or a part of them) itself or by an authorised agent if:

                    4.1.1.1 any rent remains unpaid twenty one days after becoming due for payment (whether or not formally demanded); or

                    4.1.1.2 the Tenant fails to perform or observe any of its covenants or the conditions in this Lease or allows any distress or execution to be levied its goods, or

                    4.1.1.3 an event of insolvency occurs in relation to the Tenant or one of the Tenants or any guarantor of the Tenant or one of the Tenants

          4.1.2 Re-entry in exercise of the rights in clause 4.1.1 does not affect any other right or remedy of the Landlord for breach of covenant or condition by the Tenant occurring before the termination of this Lease

          4.1.3     The expression "an event of insolvency" in clause 4.1.1.
                    includes:

                    4.1.3.1 (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or administrative receiver; and

                    4.1.3.2 (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver; and in relation to the various events of insolvency they are, wherever appropriate, to be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986

     4.2  POWER FOR THE LANDLORD TO DEAL WITH ADJOINING PROPERTY

          4.2.1 The Landlord may deal as it thinks fit with other property adjoining or nearby belonging to the Landlord, and may erect or permit to be erected on such property any buildings irrespective of whether they affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Premises

          4.2.2 The Landlord may at all times, without obtaining any consent from or making any arrangement with the Tenant, alter reconstruct or modify in any way whatsoever or change the use of the Common Parts so long as proper means of access to and egress from the Premises are afforded and essential services are maintained at all times

     4.3. ARBITRATION OF DISPUTES BETWEEN TENANTS

     If any dispute or disagreement at any time arises between the Tenant and the tenants and occupiers of the Building or any adjoining or neighbouring property belonging to the Landlord relating to the Conducting Media serving or easements or rights affecting the Premises the Building or any adjoining or neighbouring property, the dispute or disagreement is to be determined by the Landlord by which determination the Tenant is to be bound

     4.4  EXEMPTION FROM LIABILITY IN RESPECT OF SERVICES

          4.4.1 The Landlord is not to be liable to the Tenant for any loss damage or inconvenience which may be caused by reason of:-

                    4.4.1.1 temporary interruption of services during periods of inspection maintenance repair and renewal;

                    4.4.1.2 breakdown of or defect in any plant and machinery services or Conducting Media in the Premises the Building or neighbouring or adjoining property; or

                    4.4.1.3 events beyond the reasonable control of the Landlord

          4.4.2 The Landlord's duty of care to the Tenant's employees agents workpeople and visitors in or about the Building does not go beyond the obligations involved in the common duty of care (within the meaning of the Occupiers Liability Act 1957) or the duties imposed by the Defective Premises Act 1972

     4.5  ACCIDENTS

     The Landlord is not to be responsible to the Tenant or the Tenant's licensees nor to any other person for any:-

          4.5.1     accident happening or injury suffered in the Premises; or

          4.5.2 damage to or loss of any goods or property sustained in the Building (whether or not due to any failure of any security system for which the Landlord is in any way responsible); or

          4.5.3 act omission or negligence of any employee of the Landlord in the Building

     4.6  COMPENSATION FOR DISTURBANCE

     The Tenant is not entitled on quitting the Premises to claim from the Landlord any compensation unless and to the extent that any statutory right to compensation precludes the operation of this clause


     4.7  REMOVAL OF PROPERTY AFTER DETERMINATION OF TERM

          4.7.1 If after the Tenant has vacated the Premises following the termination of this Lease any property of the Tenant remains in the Premises, and the Tenant fails to remove it within fourteen days after being requested in writing by the Landlord to do so, the Landlord may as the agent of the Tenant sell such property and hold the proceeds of sale, after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it, to the order of the Tenant

          4.7.2 The Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property has been sold by the Landlord in the bona fide mistaken belief (which is to be presumed unless the contrary be proved) that it belonged to the Tenant and was liable to be dealt with as such under this clause 4.7

     4.8  NOTICES, CONSENT AND APPROVALS

          4.8.1 Any notice served under or in connection with this Lease is to be in writing and be treated as properly served if compliance is made with either the provisions of Section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) or Section 23 of the Landlord and Tenant Act 1927

          4.8.2 Any consent or approval under this Lease is required to be obtained before the act or event to which it applies is carried out or done and is to be effective only if the consent or approval is given in writing

     4.9 Indemnify the Tenant in respect of any contamination or other environmental issues arising which are not applicable to or relevant to the Tenant's authorised use of the premises to remove any such materials from the site at the Landlord's own expense provided that the Tenant shall immediately inform the Landlord of the discovery of any such matter

5    LANDLORDS COVENANTS

     THE LANDLORD COVENANTS with the Tenant as follows:-

     5.1  QUIET ENJOYMENT

          The Tenant, paying the rents reserved and performing the Tenant's covenants in this Lease, may lawfully and peaceably enjoy the Premises throughout the Term without interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

     5.2 To keep in good repair and maintain rebuild and renew the Conducting Media the Building the Common Parts and those parts of the Premises for which the Tenant is not responsible for

     5.3 To complete the works set out in the attached schedule of works, signed by the parties by no later than the ________ day of _________________ 1998 and in any event as soon as practicable to the reasonable satisfaction of the Tenant and in a good and workmanlike manner. The Tenant shall be deemed to have accepted that the works set out in the attached schedule have been satisfactorily completed if the Tenant shall take up occupation of the whole or any part thereof. In the event of there being any dispute between the parties as to whether the works shall have been completed to the satisfaction of the Tenant (and the Tenant shall not have taken up occupation of the whole or any part of the premises comprised in the works), the matter shall be referred to determination in accordance with clause 8 hereof

6    OBLIGATIONS IN SCHEDULES TO THIS LEASE

     The Landlord and the Tenant mutually covenant to observe and perform their respective obligations and the conditions in the Schedules

7    EXPERT DETERMINATION

     7.1 In this Lease, where any issue is required to be dealt with by, or submitted for the determination of, an independent expert, the following provisions of this clause are to apply but, in case of conflict with other provisions specifically relating to expert determination elsewhere in this Lease, those other provisions are to prevail to the extent of the conflict

     7.2 The expert is to be appointed by the parties jointly, or if they cannot or do not agree on the appointment, appointed by whichever of the following is appropriate:

          7.2.1 the President for the time being of the Royal Institution of Chartered Surveyors;

          7.2.2 the President for the time being of the Institute of Chartered Accountants in England and Wales

          or in each such case the duly appointed deputy of the president or other person authorised by him to make appointments on his behalf;

     7.3 the person so appointed is to act as an expert, and not as an arbitrator;

     7.4 the expert so appointed must afford the parties opportunity within such a reasonable time limit as he may stipulate to make representations to him (accompanied by professional rental valuations, reports or other appropriate evidence in the relevant circumstances) and permit each party to make submissions on the representations of the other; and

     7.5 the fees and expenses of the expert, including the cost of his nomination, are to be borne as the expert may direct (but in the absence of such a direction - by the parties in equal shares), but (unless they otherwise agree) the parties will bear their own costs with respect to the determination of the issue by the expert

     7.6 If the expert refuses to act, becomes incapable of acting, or dies, the Landlord or the Tenant may require the appointment of another expert in this stead under paragraph 8.2

     7.7 The determination of the independent expert, except in case of manifest error, is to be binding on the Landlord and the Tenant

8    LEGAL FEES

     Each party will pay its own legal costs and stamp duty on the Lease

9    STAMP DUTY CERTIFICATE

     It is certified that there is no agreement to which this Lease gives effect

10   COVENANT STATUS OF THIS LEASE

     This Lease is a new tenancy within the meaning of Section 1 of the Landlord and Tenant (Covenants) Act 1995

     DELIVERED as a Deed on the date at the head of this Lease

11.  BREAK CLAUSE

     The Tenant may on giving not less than six months' notice in writing to the Landlord determine this Lease and the term hereby granted on the second anniversary of the term provided it has paid the rent due up to such second anniversary and without prejudice to the right of either party to take action against the other in respect of antecedent breaches of covenant or obligation

                                   SCHEDULE 1

                       PART 1 DESCRIPTION OF THE PREMISES

ALL THAT Warehouse and offices known as Unit 6 Eastside Park, East Service Road, Raynesway, Derby including the right to use the car parking areas on the plan.


                        PART 2 RIGHTS ENJOYED WITH DEMISE

1. The rights of ingress to and egress from the Premises in over and along all usual entrances staircases landings lifts and passageways leading thereto in part shown coloured brown on the plan annexed hereto in common with the Landlord and all other persons so authorised by the Landlord and all other persons entitled thereto

2. The right of free passage and running of water soil gas electricity telephone and other services in and through the Conducting Media made or to be made upon or through or under any part of the Building or upon through or under any adjacent land or buildings of the Landlord all such rights to be so far as necessary for the enjoyment of the Premises and in common with the Landlord and all others so authorised by the Landlord and all other persons entitled thereto

3. The right for the Tenant and all other persons authorised by the Tenant to enter upon the other parts of the Building and upon the said adjoining land and buildings of the Landlord (giving reasonable prior notice and in an emergency without notice) so far as may be reasonably necessary for the purpose of inspecting maintaining repairing and renewing and/or making connections with the Conducting Media

4. The right for the Tenant and the Tenant's employees servants agents customers and clients and contractors in the event of emergency only to use the fire escapes and emergency exits (if any) serving the Premises and any adjoining or adjacent parts of the Building and pass through any such adjoining or adjacent parts of the Building for the purpose of egress from the Premises in the event of emergency

5. The right of support and protection for the benefit of the Premises as is now enjoyed by the Premises from the adjoining parts of the Building

                       PART 3 EXCEPTIONS AND RESERVATIONS

1. The free passage and running of water soil gas electricity telephone and other services from and to other parts of the Building and from and to any adjoining buildings or land of the Landlord in and through the Conducting Media now or at any time during the Term laid made or to be laid and made in upon through or under the Premises

2. The right to construct and to maintain in over or under the Premises any easements or services for the benefit of any part of the Building or any adjoining property or buildings of the Landlord

3. The right at any time during the term (but except in cases of emergency only at reasonable times during normal business hours after giving reasonable prior notice to the Tenant and by prior appointment except where the Tenant unreasonably refuses to make an appointment within a reasonable time of the request from the Landlord) to enter (or in the cases of emergency to break and enter) upon the Premises in order:

     (a) To inspect cleanse repair mend remove or replace with others the Conducting Media referred to above

     (b) To inspect and execute works in connection with any of the easements or services referred to in this Schedule

     (c) To view the state and condition of and to repair and maintain the Building or any part of the Building and any adjoining buildings or land of the Landlord where such work would not otherwise be reasonably practicable

     (d) To carry out work or do anything whatsoever comprised within the Landlord's obligations herein contained whether or not the Tenant is liable hereunder to make a contribution

     (e) To exercise any of the rights possessed by the Landlord under the terms of this Lease

4. The right to erect scaffolding for the purpose of repairing or cleaning the exterior of the Building or the adjoining land or buildings of the Landlord notwithstanding that such scaffolding may temporarily interfere with the access to or enjoyment and user of the Premises provided that such interference is for the minimum reasonable period and that access to the Premises is not significantly curtailed thereby

5. The rights of light air support shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land and those parts of the Building not hereby demised any interest wherein in possession or reversion is at any time during the term vested in the Landlord

6. Full right and liberty at any time hereafter and from time to time to execute works and erections upon or to alter or rebuild any of the buildings erected on the Landlord's adjoining and neighbouring land or other parts of the Building and to use such adjoining and neighbouring lands and buildings and the other parts of the Building in such manner as it shall think fit notwithstanding that the access of light and air to the Premises may thereby be interfered with PROVIDED that in exercising the foregoing rights the Landlord shall cause as little interference as possible to the Premises and the business of the Tenant and shall forthwith make good any damage caused to the Premises by the exercise of the said rights


                                   SCHEDULE 2

                                  RENT REVIEWS

1    THE REVIEW DATES

The yearly rent payable under this Lease is to be reviewed on the expiry of the third year of the Term (referred to in this Schedule as "the review dates" and with effect on and from the review date the reviewed rent (as agreed or determined in accordance with this Schedule) is to become payable as the yearly rent reserved by this Lease

2    UPWARD ONLY RENT REVIEWS

The reviewed rent is to be the greater of:

     2.1 the yearly rent reserved under this Lease immediately preceding the review date; and

     2.2  the market rent of the Premises at the review date

3    THE MARKET RENT

For the purposes of this Lease, the expression "market rent" means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

     3.1  with vacant possession

     3.2 for a term of six years from the review date having a rent review, in the same terms as this Lease, at the expiry of each period of three years throughout the term;

     3.3  without the payment of a premium by a willing tenant;

     3.4 subject to the provisions of this Lease, other than the length of the term and the amount of rent, but including these provisions for rent review;

     3.5  the Premises have an area of approximately (4000) square feet

     3.6 the Premises have been fitted out ready for occupation and immediate use for the willing tenant's business so that the willing tenant would not require a rent or other allowance at the review date for that purpose (but this assumption does not affect the operation of paragraph 4.3);

     3.7 in case the Premises have been destroyed or damaged (or unfit for use and occupation by reason of damage to the Building) they have been fully reinstated (or rendered fit for use and occupation);

     3.8  the covenants of the Tenant have been fully observed and performed;

     3.9 there is not in operation any statute order or instrument regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable;

     3.10 the Premises may be lawfully used throughout the Term as workshop and office premises within B1 B2 and B8 of the Town and Country (Use Classes) Order 1987 (and any actual restriction or qualification which may be imposed on such use by the terms of the user covenant in clause 3 or otherwise is to be disregarded) and that no capital is required to be expended upon the Premises to enable them to be so used; and

     3.11 the Tenant and anyone who may become the Tenant is a taxable person who makes only taxable supplies and no exempt supplies (words and expressions used in this paragraph 3.11 having the meanings assigned to them respectively in the Value Added Tax Act 1994 and the regulations made under that Act) and that demand for the Premises on the open market would not be reduced by reason of the Landlord having elected to waive exemption from value added tax in respect of them

4    MATTERS TO BE DISREGARDED

In agreeing or determining the market rent the effect upon it of the following matters are to be disregarded:

     4.1  the occupation of the Premises by the Tenant

     4.2 any goodwill attached to the Premises by reason of the carrying on at the Premises of the business of the Tenant;

     4.3 any improvements to the Premises made by the Tenant with the consent of the Landlord other than those:

          4.3.1     made in pursuance of an obligation to the Landlord;

          4.3.2 completed by the Tenant more than twenty one years before the review date; or

          4.3.3     for which the Landlord has made a financial contribution;
                    and

     4.4 any works carried out by the Tenant which has diminished the market rent and in this paragraph 4 reference to "the Tenant" include predecessors in title to the Tenant, and sub-tenants of the Tenant or of the predecessors in title of the Tenant

5    PROCEDURE FOR DETERMINATION OF MARKET RENT

     5.1 The Landlord and the Tenant are to endeavour to agree the market rent at any time not being earlier than twelve months before the review date, but if they have not agreed the market rent three months before the review date the amount of the

          Market rent is to be determined by reference to the determination of an independent expert

     5.2 The expert is to be nominated by the Landlord and the Tenant jointly, but, if they cannot or do not do so, then he is to be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant

     5.3 The expert nominated must be a chartered surveyor having not less than ten years' experience of leasehold valuation of property being put to the same or similar use as the Premises and of the property in the same region in which the Premises are situated

6    TIME LIMITS

Time is not of the essense in agreeing or determining the reviewed rent or of appointing an expert.

7    RENTAL ADJUSTMENTS

     7.1 If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the review date, then, until the market rent has been so agreed or determined, the Tenant will continue to pay on account rent at the rate of yearly rent payable immediately before the review date

     7.2 The Tenant will pay to the Landlord within seven days after the time that the market rent has been agreed or determined all arrears of the reviewed rent which have accrued in the meantime, with interest equal to the base rate of Midland Bank Plc on each of the instalments of the arrears from the time that it would have become due if the market rent had then been agreed or determined until payment becomes due from the Tenant to the Landlord under this paragraph 7.2

8    REVIEWED RENT RESERVED IN PHASES

The Landlord and the Tenant may, at any time before the market rent is determined by an expert settle the reviewed rent in more than one amount and agree to reserve the amounts increasing in phases until the next review date or, if none, the expiry of the Term

9    MEMORANDUM OF RENT REVIEW

The parties will cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease















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


                                   SCHEDULE 3

                              INSURANCE PROVISIONS

1    INSURED RISKS

     1.1 "Insured Risks" means the risks and other contingencies against which the Premises and the Building are required to be, or which may from time to time be, insured under this Lease, but subject to any exclusions limitations and conditions in the policy of insurance

     1.2 Insured Risks include, without limitation, fire, lightning, explosion, storm, tempest, flood, bursting and overflowing of water tanks apparatus or pipes, earthquake, aircraft (but not hostile aircraft) and other aerial devices dropped from aircraft, riot and civil commotion, malicious damage and such other risks as the Landlord may consider it prudent to insure

     1.3 If a risk or contingency itemized, or otherwise included, as an Insured Risk, can no longer be insured or can only be insured at an uneconomic rate, the risk or contingency shall cease to be treated as an Insured Risk from the time that cover is withdrawn and the Landlord has notified the Tenant of its withdrawal

2    TENANT'S LIABILITY FOR INSURANCE PREMIUMS

     2.1 The Tenant will pay to the Landlord on demand the due proportion of the insurance premiums incurred by the Landlord

     2.2 Insurance premiums are to include all monies expended, or required to be expended, by the Landlord in effecting and maintaining cover against:

          2.2.1     Insured Risks;

          2.2.2     three years' loss of rent insurance;

          2.2.3 such professional fees as may be incurred in connection with rebuilding or reinstatement of the Building;

          2.2.4 the costs of demolition, shoring up, and site clearance works;

          2.2.5     third party and public liability risks; and

          2.2.6     value added tax liability on such items

     2.3 The insurance cover may take into account cover for the effects of inflation and escalation of costs and fees, and the Landlord's estimate of the market rent of the Premises as defined in Schedule 2 in the context of ensuing rent reviews and the termination of the Lease

     2.4 The due proportion of the insurance premiums for which the Tenant is liable is to be such proportion of the premiums incurred with respect to the Building as may fairly be attributed to the Premises by the Landlord or the Landlord's surveyor, and the apportionment may as appropriate take into account:

          2.4.1 the net internal area (as defined in the Measuring Code) of the Premises relative to the aggregate net internal areas in the Building during the Term;

          2.4.2 the different uses to which the various parts of the Building are put and the degree of special risk associated with those uses;

          2.4.3     the cost of complying with requirements of the insurer;

          2.4.4 an increase in the insurance premiums or expense of renewal resulting from any act or omission of the Tenant or any person occupying or enjoying the use of the Premises through or under the Tenant;

          2.4.5     risks and contingencies that apply only to the Tenant; and

          2.4.6 such other matters as may properly affect the apportionment of insurance premiums between the various tenants and occupiers of the Building;

          and the apportionment may where appropriate attribute the whole of a premium, or an increase in premium to the Tenant, and the decision of the Landlord or the Landlord's surveyor acting fairly in making apportionments is (except in the case of manifest error) to be conclusive

          In this Schedule "due proportion" is to be interpreted accordingly

3    TENANT'S OBLIGATIONS IN RELATION TO INSURANCE COVER

     3.1 The Tenant will not do anything which may render void or voidable the insurance of the Landlord on the whole or a part of the Building or which may cause insurance premiums to be increased

     3.2 The Tenant will provide efficient fire extinguishers of a type approved by the Landlord, and will adopt such other precautions against Insured Risks as the Landlord or its insurers may consider appropriate

     3.3 If the insurance of the Landlord is vitiated in whole or in part in consequence of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees workmen agents or visitors, the Tenant will pay to the Landlord on demand a sum equal to the amount of the insurance monies which have become irrecoverable in consequence of that act or omission

     3.4 The Tenant may not insure the Premises for any of the Insured Risks in such a manner as would permit the insurer of the Landlord to average the proceeds of insurance, cancel insurance cover, or withhold insurance monies

     3.5 The Tenant will notify the Landlord forthwith of the occurrence of damage to the Premises by any of the Insured Risks

     3.6 If the Building is damaged by Insured Risks, the Tenant will pay to the Landlord on demand the due proportion of the amount of any uninsured excess to which the insurance cover of the Landlord is subject.

     3.7 The obligations of the Tenant to repair and to yield up in repair the Premises are to remain operative to the extent that the insurance of the Landlord in respect of Insured Risks is vitiated or insurance monies are withheld by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees workmen agents or visitors, but do not otherwise operate in respect of damage to the Premises by Insured Risks

4    LANDLORD'S OBLIGATION TO INSURE AND REINSTATE

     4.1 The Landlord will keep the Building insured with an insurer of repute against Insured Risks and other items referred to in paragraph 2.2 for the full cost of reinstatement, subject to such uninsured excess as the insurer may reasonably apply

     4.2 Following the occurrence of damage to or destruction of the Building by an Insured Risk, the Landlord will diligently apply, or procure the application of, the proceeds of the insurance covering reinstatement and rebuilding costs for those purposes, and will make good any deficiency in the proceeds of the insurance out of its own resources

     4.3  The obligations of the Landlord in paragraph 4.2 do not apply:

          4.3.1 if the Landlord is unable, after using its reasonable endeavours to do so, to obtain any requisite planning permission or other consents for the reinstatement or rebuilding of the Building or of a building of similar size character and amenity; or

          4.3.2 if the Landlord's insurance is vitiated by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees workmen agents or visitors

     4.4 Where the Building is substantially damaged or destroyed, the Tenant may not object to the reinstatement or rebuilding of the Building in a form which is not identical to the Building immediately before the damage or destruction occurred if the

          Building as reinstated or rebuilt is of equivalent or better standard, and affords amenities which are not inferior to or deficient from those enjoyed by the Tenant before the occurrence of the damage or destruction

5    LANDLORD'S OBLIGATIONS IN RELATION TO INSURANCE

     5.1 The Landlord will use its reasonable endeavours to procure that its insurers waive entitlement to rights of subrogation against the Tenant, persons occupying or enjoying the use of the Premises through or under the Landlord, and their respective employees workmen agents or visitors

     5.2 The Landlord will notify its insurers of the Tenant's interest in the Premises and, if practicable, have it noted on the policies of insurance

     5.3 The Landlord will provide the Tenant with a copy of its insurance policies (or other evidence of the conditions of insurance) on the Building, and at the request of the Tenant with a receipt for the payment of the last premium or other evidence of renewal and up-to-date details of the amount of cover

     5.4 The Landlord will promptly notify the Tenant of any changes in its insurance cover or of the terms on which cover has been effected

     5.5 The Landlord may retain for its exclusive benefit any discount on the insurance premiums or commission offered to it by its insurer

6    SUSPENSION OF RENT

     6.1 Paragraph 6.2 applies if the Building or any part of it is at any time during the Term so damaged by an Insured Risk as to render the Premises or any part of them unfit for occupation use or enjoyment, except in the circumstances referred to in paragraph 4.3.2

     6.2 The rent and additional rent reserved by this Lease, or a fair proportion of them according to the nature and extent of the damage sustained, is to be suspended and cease to be payable until the Premises (excluding fitting out works and replacement of contents) have been reinstated and made fit for occupation use and enjoyment or, if earlier, until the expiry of three years from the occurrence of the damage

     6.3 A dispute as to the amount of the abatement of the rent or the duration of the period of abatement is to be submitted to a single arbitrator, by whose decision the parties are to be bound, who is to be appointed by the parties jointly if they can agree on one, but if they do not agree, then by the President for the time being of the Royal Institution of Chartered Surveyors at the request of either party, and the arbitration is to be conducted under the Arbitration Acts 1950 - 1979

7    OPTIONS TO DETERMINE

     7.1 If the Building or a substantial part of it (whether or not directly affecting the Premises) is destroyed or damaged by an Insured Risk so as to make continued use of the Premises impracticable, the Landlord may terminate this Lease by giving to the Tenant notice to that effect at any time within 12 months after the occurrence of the damage

     7.2 If for any reason beyond the control of the Landlord it proves impossible to commence rebuilding or reinstatement of the Building within two years of the occurrence of the damage by an Insured Risk, the Landlord may terminate this Lease by giving to the Tenant notice to that effect

     7.3 If the rebuilding or reinstatement of the Building has not been commenced two years after the occurrence of the damage by an Insured Risk, the Tenant may give notice to the Landlord of intention to terminate this Lease, and if the rebuilding or reinstatement work has not commenced in earnest within six months of the giving of the notice, this Lease is to terminate at the expiry of the notice

     7.4 The termination of this Lease under this paragraph 7 is not to affect any liability which has accrued at any time before the time of termination

8    RETENTION OF INSURANCE PROCEEDS

On the termination of this Lease under paragraph 7, or if this Lease is terminated by the operation of the doctrine of frustration, the Landlord may retain for its exclusive benefit the proceeds of insurance


                                   SCHEDULE 4

FORM OF GUARANTEE ON ASSIGNMENT UNDER CLAUSE 3.10.2

1    GUARANTEE

     1.1 The Guarantor[s] [jointly and severally] guarantee[s] to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the Tenant's covenants in this Lease throughout the Term and any extension by statute of the tenancy created by this Lease and the Guarantor[s] will pay and make good to the Landlord on demand any losses damages costs and expenses suffered or incurred by the Landlord by reason of any failure of the Tenant to do so

     1.2 This guarantee is to take effect immediately on the assignment of the Lease to the Tenant and is to remain in force for so long as and to the extent that the Tenant is not released by law from liability for the Tenant's covenants in this Lease

     1.3 In the context of these guarantee provisions, references to the Tenant are to the assignee only (in its capacity as Tenant) with respect to whom this guarantee is given

2    NO WAIVER OR RELEASE OF LIABILITY

The Guarantor[s] is not to be released from liability under these provisions by reason of:-

     2.1 any forbearance the granting of any time or any other indulgence on the part of the Landlord, including (but without affecting the general operation of this paragraph 2) any granting or extension of time under or varying the procedure set out in Schedule 2, paragraph 5; or

     2.2 any variation of this Lease, whether or not made with the consent of the Guarantor[s], and the guarantee of the Guarantor[s] in paragraph 1 is to operate in relation to this Lease as it may be varied from time to time

3    GUARANTOR[S] TO ACCEPT NEW LEASE UPON DISCLAIMER

     3.1 If this Lease is determined by re-entry by the Landlord or is effectively determined by disclaimer, the Guarantor[s] shall, if the Landlord by notice in writing within three months after the date of determination so requires take from the Landlord a lease of the Premises

     3.2 The lease to be granted to the Guarantor[s] under paragraph 3.1 is to be on the following terms:

          3.2.1 the term is to commence on the date of termination of this Lease and to be equal to the residue of the Term which would have remained unexpired at the date of this Lease had not then been terminated;

          3.2.2 the yearly rent is to be the same as would have been payable under this Lease if it had continued and, if a rent review operative from a review date before the grant of the lease has not been completed, the Guarantor[s] will complete the rent review as if it had been the Tenant under this Lease;

          3.2.3 the lease is otherwise to be on the same terms and conditions as would have applied under this Lease if it had continued undetermined; and

          3.2.4 the Guarantor[s] [is] [are] to succeed to the rights and assume the liability of the Tenant under this Lease as if the Lease had continued undetermined

4    SUBORDINATION OF RIGHTS OF THE GUARANTOR[S]

     4.1  With respect to any sums paid by the Guarantor[s] under this

          Schedule and to any other rights which may accrue to the Guarantor[s] in respect of any sums so paid or liabilities incurred under this guarantee or in the observance performance or discharge of the obligations and covenants of the Tenant in this Lease, the Guarantor[s] shall rank and be entitled to enforce its rights only after all obligations and covenants under this guarantee have been fully observed and performed, and if they have not the Guarantor[s] shall not:

          4.1.1 seek to recover from the Tenant, or any third party whether directly or by way of set-off lien counterclaim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Guarantor[s] on account of the failure by the Tenant to observe and perform or discharge such obligations or covenants in this Lease;

          4.1.2 claim, prove or accept any payment in composition by way of winding-up, liquidation, bankruptcy or other form of insolvency of the Tenant in competition with the Landlord for any amount whatsoever owing to the Guarantor[s] by the Tenant; nor

          4.1.3 exercise any right or remedy in respect of any amount paid by the Guarantor[s] under this Lease or any liability incurred by the Guarantor[s] in observing, performing or discharging the obligations and covenants of the Tenant

     4.2 The Guarantor[s] warrant[s] that it has not taken, and undertakes with the Landlord that it will not without the consent of the Landlord;

          4.2.1 take any security from the Tenant in respect of this guarantee and, if any such security is so taken notwithstanding, it shall be held on trust for the Landlord as security for the respective liabilities of the Guarantor[s] and the Tenant; nor

          4.2.2 be entitled to any right of proof in the bankruptcy, liquidation or other form of insolvency of the Tenant or exercise any other right of the Guarantor[s] discharging his liability in respect of such obligations and covenants

THE COMMON SEAL OF IVYGROVE
DEVELOPMENTS LIMITED was hereunto affixed in the presence of:-




                                           /s/  illegible
                                           ---------------------------
                                           Director



                                           /s/  illegible
                                           ---------------------------
                                           Secretary




THE COMMON SEAL OF

         was hereunto affixed in the
presence of:-




                                           /s/  illegible
                                           ---------------------------
                                           Director



                                           /s/  illegible
                                           ---------------------------
                                           Secretary

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